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                                                                     Exhibit 24


                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed hereto has made, constituted and appointed, and does hereby make, constitute and appoint, GERALD L. GHERLEIN, EARL R. FRANKLIN, MARK HENNESSEY, DAVID M. O'LOUGHLIN OR JANE W. GRISWOLD his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as director or officer or both, as the case may be, of Eaton Corporation, an Ohio corporation (the "Corporation"), to any and all registration statements and any amendments thereto filed with the Securities and Exchange Commission for the purpose of registering the Corporation's Common Shares, deferred compensation obligations and/or participation interests issuable or issued in connection with the following employee benefit plans:

                  Eaton Corporation Share Purchase and Investment Plan Eaton Corporation 401(k) Savings Plan

giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall not apply to any registration statement or amendment filed after December 31, 1999.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio, this 24th day of February, 1999.




 /s/ Stephen R. Hardis                         /s/ Alexander M. Cutler
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Stephen R. Hardis, Chairman and               Alexander M. Cutler, President
Chief Executive Officer;                      and Chief Operating Officer;
Principal Executive Officer; Director         Director




 /s/ Adrian T. Dillon                          /s/ Billie K. Rawot
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Adrian T. Dillon, Executive Vice              Billie K. Rawot,
President--Chief Financial and Planning       Vice President and Controller;
Officer; Principal Financial Officer          Principal Accounting Officer


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 /s/ Neil A. Armstrong                         /s/ Michael J. Critelli
--------------------------------------        -------------------------------
Neil A. Armstrong, Director                   Michael J. Critelli, Director


 /s/ Ernie Green                              /s/ Ned C. Lautenbach
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Ernie Green, Director                         Ned C. Lautenbach, Director


 /s/ John R. Miller                           /s/ Furman C. Moseley
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John R. Miller, Director                      Furman C. Moseley, Director


 /s/ Victor A. Pelson                         /s/ A. William Reynolds
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Victor A. Pelson, Director                    A. William Reynolds, Director


 /s/ Gary L. Tooker
--------------------------------------
Gary L. Tooker, Director